MASTER REVOLVING NOTE

Variable Rate-Maturity Date-Obligatory Advances (Business and Commercial Loans Only)

AMOUNT	NOTE DATE	MATURITY DATE	TAX IDENTIFICATION #
$2,000,000.00	July 30, 2007	August 31, 2009	04-2843286

On the Maturity Date, as stated above, for value received, the undersigned promise(s) to pay to the order of Comerica Bank (“Bank”),at any office of the Bank in the State of California, Two Million and no/100 Dollars (U.S.) (or that portion of it advanced by the Bank and not repaid as later provided) with interest until maturity, whether by acceleration or otherwise, or an Event of Default, as later defined, at a per annum rate equal to the Bank’s base rate from time to time in effect Plus 0.250% per annum and after that at a rate equal to the rate of interest otherwise prevailing under this Note plus 3% per annum (but in no event in excess of the maximum rate permitted by law). The Bank’s “base rate” is that annual rate of interest so designated by the Bank and which is changed by the Bank from time to time. Interest rate changes will be effective for interest computation purposes as and when the Bank’s base rate changes. Interest shall be calculated on the basis of a 360-day year for the actual number of days the principal is outstanding. Accrued interest on this Note shall be payable on the 31st day of each month commencing August 31. 2007, until the Maturity Date when all amounts outstanding under this Note shall be due and payable in full. If the frequency of interest payments is not otherwise specified, accrued interest on this Note shall be payable monthly on the first day of each month. If any payment of principal or interest under this Note shall be payable on a day other than a day on which the Bank is open for business, this payment shall be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. A late payment charge equal to 5% of each late payment may be charged on any payment not received by the Bank within 10 calendar days after the payment due date, but acceptance of payment of this charge shall not waive any Default under this Note.

The principal amount payable under this Note shall be the sum of all advances made by the Bank to or at the request of the undersigned, less principal payments actually received in cash by the Bank. The books and records of the Bank shall be the best evidence of the principal amount and the unpaid interest amount owing at any time under this Note and shall be conclusive absent manifest error. No interest shall accrue under this Note until the date of the first advance made by the Bank; after that interest on all advances shall accrue and be computed on the principal balance outstanding from time to time under this Note until the same is paid in full.

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced (collectively “Indebtedness”) are secured by and the Bank is granted a security interest in all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every deed of trust, mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively “Collateral”). Notwithstanding the above, (i) to the extent that any portion of the Indebtedness is a consumer loan, that portion shall not be secured by any deed of trust or mortgage on or other security interest in any of the undersigned’s principal dwelling or any of the undersigned’s real property which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or (ii) if the undersigned (or any of them) has(have) given or give(s) Bank a deed of trust or mortgage covering real property, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them), unless expressly provided to the contrary in another place.

If the undersigned (or any of them) or any guarantor under a guaranty of all or part of the Indebtedness (“guarantor”) (i) fail(s) to pay any of the Indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay any Indebtedness owing on a demand basis upon demand; or (ii) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any such guarantor and the Bank; or (iii) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation of a limited liability company) is the subject of a dissolution, merger or consolidation; or (a) if any warranty or representation made by any of the undersigned or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete; or (b) if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or (c) if there is any failure by any of the undersigned or any guarantor to pay when due any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (d) if the Bank deems itself insecure believing that the prospect of payment of this Note or any of the Indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (e) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any of them) or any guarantor or any of the Collateral, including without limit, any accounts of the undersigned (or any of them) or any guarantor with the Bank, then the Bank, upon the occurrence of any of these events (each a “Default”), may at its option and without prior notice to the undersigned (or any of them), declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence of it to the contrary), cease advancing money or extending credit to or for the benefit of the undersigned under this Note or any other agreement between the undersigned and Bank, terminate this Note as to any future liability or obligation of Bank, but without affecting Bank’s rights and security interests in any Collateral and the Indebtedness of the undersigned to Bank, sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant Indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or any of them) or given to it under applicable law. In addition, if this Note is secured by a deed of trust or mortgage covering real property, then the trustor or mortgagor shall not mortgage or pledge the mortgaged premises as security for any other indebtedness or obligations. This Note , together with all other indebtedness secured by said deed of trust or mortgage, shall become due and payable immediately, without notice, at the option of the Bank, (a) if said trustor or mortgagor shall mortgage or pledge the mortgaged premises for any other indebtedness or obligations or shall convey, assign or transfer the mortgaged premises by deed, installment sale contract instrument, or (b) if the title to the mortgaged premises shall become vested in any other person or party in any manner whatsoever, or (c) if there is any disposition (through one or more transactions) of legal or beneficial title to a controlling interest of said trustor or mortgagor. All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim.

If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned’s respective heirs, personal representatives, successors and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under Section 3-605 of the California Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations, or any interest, in any or all of the Indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the Indebtedness. The undersigned agree(s) that the Bank may provide Information relating to the Note or to the undersigned to the Bank’s parent, affiliates, subsidiaries and service providers.

The undersigned agree(s) to reimburse the holder or owner of this Note for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorney fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, In a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word “undersigned” means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. THIS NOTE IS MADE IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

The maximum interest rate shall not exceed the highest applicable usury ceiling.

THE UNDERSIGNED AND THE BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

Cygne Designs, Inc.

By:	/s/ Roy E. Green	Its:
	SIGNATURE OF: Roy E. Green		TITLE CFO

By:	/s/ Bennand Manuel	Its:
	SIGNATURE OF: Bennand Manuel		TITLE CEO

By:		Its:
	SIGNATURE OF:		TITLE

By:		Its:
	SIGNATURE OF:		TITLE

    11 West 42nd Street,                         New York,         NY                         USA                     10036

Street Address                                              City             State                     Country             Zip Code

	For Bank Use Only		CCAR #

Loan Officer Initials D.J.	Loan Group Name Apparel & Textile Industries	Obligor(s) Name Cygne Designs, Inc.

Loan Officer I.D. No. 49190	Loan Group No. 97334	Obligor #	Note #	Amount $2,000,000.00

ADDENDUM “A” TO MASTER REVOLVING NOTE

This Addendum “A” to Master Revolving Note (this “Addendum”) is attached to, and by this reference shall be a part of and is hereby incorporated by this reference into that certain Master Revolving Note dated July 30, 2007 (the “Note”) executed by CYGNE DESIGNS, INC. (“Borrower”) in favor of COMERICA BANK (“Bank”) in the original principal amount of Two Million and no/100 Dollars ($2,000,000.00) (“Note Amount”). Except as otherwise noted, the terms not defined herein shall have the meaning set forth in the Note.

Notwithstanding anything to the contrary contained in the Note, Borrower and Bank agree that the provisions set forth therein shall be amended as follows:

A.	Letters of Credit

1.	Subject to availability under the Note and subject to the terms and conditions of the Note, and so long as no Default has occurred or is continuing, Bank may, at its sole discretion from time to time during the term of the Note, issue or cause to be issued letters of credit for the account of Borrower in the aggregate outstanding face amount not to exceed Two Million and no/100 Dollars ($2,000,000.00); provided, however, that the sum of the outstanding principal balance of all advances made under the Note plus the Letter of Credit Obligations shall not at any time exceed the Note Amount. Each such letter of credit shall mature no later than the Maturity Date of the Note. All letters of credit shall be in a form and substance acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank’s standard form of letter of credit application and agreement. Each letter of credit shall have an expiration date no later than the maturity date of the Note.

2.	In addition to any and all other rights and remedies available to Bank under or pursuant to the Note or any other documents, instruments or agreements contemplated hereby, Borrower acknowledges and agrees that (i) at any time following the occurrence and during the continuation of any Default, and/or (ii) termination of Bank’s commitment or obligation to make loans or advances or otherwise extent credit to or in favor of Borrower hereunder, in the event that and to the extent that there are any Letter of Credit Obligations outstanding at such time, upon demand of Bank, Borrower shall deliver to Bank, or cause to be delivered to Bank, cash collateral in an amount not less than such Letter of Credit Obligations, which cash collateral shall be held and retained by Bank as cash collateral for the repayment of such Letter of Credit Obligations, together with any and all other Indebtedness of Borrower to Bank remaining unpaid, and Borrower pledges to Bank and grants to Bank a continuing first priority security interest in such cash collateral so delivered to Bank. Alternatively, Borrower shall cause to be delivered to Bank an irrevocable standby letter of credit issued in favor of Bank by a bank acceptable to Bank, in its sole discretion, in an amount not less than such Letter of Credit Obligations, and upon terms acceptable to Bank, in its sole discretion.

3.	Borrower shall pay any standard issuance and other fees that Bank notifies Borrower will be charged for issuing and processing letters of credit for Borrower. The obligation of Borrower to immediately reimburse Bank for drawings made under letters of credit shall be absolute, unconditional and irrevocable in accordance with the terms of this Note and such letters of credit. Anything contained in the foregoing to the contrary notwithstanding, funded indebtedness of Borrower to Bank under the letters of credit shall bear interest at the then applicable rate of interest under the Note. Borrower shall indemnify, defend, protect and hold Bank harmless from any loss, cost, expense, or liability, including, without limitation, reasonable attorneys’ fees, whether in-house or outside counsel is used, arising out of or in connection with any letters of credit.

4.	If at any time for any reason, the amount of Indebtedness owed by Borrower to Bank is greater than the aggregate amount available under the terms and conditions of this Note, Borrower shall immediately pay to Bank, in cash, the amount of such excess.

5.	“Letter of Credit Obligations” shall mean the aggregate sum of the undrawn amount of any letter(s) of credit issued by Bank upon the application of and/or for the account of Borrower, plus any unpaid reimbursement obligations owing by Borrower to Bank in respect of any such letter(s) of credit.

Cygne Designs, Inc.

By:	/s/ Roy E. Green	By:	/s/ Bennand Manuel
Title:	CFO	Title:	CEO

By:		By:
Title:		Title:

ADDENDUM “A” TO MASTER REVOLVING NOTE

This Addendum “A” to Master Revolving Note (this “Addendum”) is attached to, and by this reference shall be a part of and is hereby incorporated by this reference into that certain Master Revolving Note dated July 30, 2007 (the “Note”) executed by CYGNE DESIGNS, INC. (“Borrower”) in favor of COMERICA BANK (“Bank”) in the original principal amount of Two Million and no/100 Dollars ($2,000,000.00) (“Note Amount”). Except as otherwise noted, the terms not defined herein shall have the meaning set forth in the Note.

Notwithstanding anything to the contrary contained in the Note, Borrower and Bank agree that the provisions set forth therein shall be amended as follows:

A.	Letters of Credit

1.	Subject to availability under the Note and subject to the terms and conditions of the Note, and so long as no Default has occurred or is continuing, Bank may, at its sole discretion from time to time during the term of the Note, issue or cause to be issued letters of credit for the account of Borrower in the aggregate outstanding face amount not to exceed Two Million and no/100 Dollars ($2,000,000.00); provided, however, that the sum of the outstanding principal balance of all advances made under the Note plus the Letter of Credit Obligations shall not at any time exceed the Note Amount. Each such letter of credit shall mature no later than the Maturity Date of the Note. All letters of credit shall be in a form and substance acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank’s standard form of letter of credit application and agreement. Each letter of credit shall have an expiration date no later than the maturity date of the Note.

2.	In addition to any and all other rights and remedies available to Bank under or pursuant to the Note or any other documents, instruments or agreements contemplated hereby, Borrower acknowledges and agrees that (i) at any time following the occurrence and during the continuation of any Default, and/or (ii) termination of Bank’s commitment or obligation to make loans or advances or otherwise extent credit to or in favor of Borrower hereunder, in the event that and to the extent that there are any Letter of Credit Obligations outstanding at such time, upon demand of Bank, Borrower shall deliver to Bank, or cause to be delivered to Bank, cash collateral in an amount not less than such Letter of Credit Obligations, which cash collateral shall be held and retained by Bank as cash collateral for the repayment of such Letter of Credit Obligations, together with any and all other Indebtedness of Borrower to Bank remaining unpaid, and Borrower pledges to Bank and grants to Bank a continuing first priority security interest in such cash collateral so delivered to Bank. Alternatively, Borrower shall cause to be delivered to Bank an irrevocable standby letter of credit issued in favor of Bank by a bank acceptable to Bank, in its sole discretion, in an amount not less than such Letter of Credit Obligations, and upon terms acceptable to Bank, in its sole discretion.

3.	Borrower shall pay any standard issuance and other fees that Bank notifies Borrower will be charged for issuing and processing letters of credit for Borrower. The obligation of Borrower to immediately reimburse Bank for drawings made under letters of credit shall be absolute, unconditional and irrevocable in accordance with the terms of this Note and such letters of credit. Anything contained in the foregoing to the contrary notwithstanding, funded indebtedness of Borrower to Bank under the letters of credit shall bear interest at the then applicable rate of interest under the Note. Borrower shall indemnify, defend, protect and hold Bank harmless from any loss, cost, expense, or liability, including, without limitation, reasonable attorneys’ fees, whether in-house or outside counsel is used, arising out of or in connection with any letters of credit.

4.	If at any time for any reason, the amount of Indebtedness owed by Borrower to Bank is greater than the aggregate amount available under the terms and conditions of this Note, Borrower shall immediately pay to Bank, in cash, the amount of such excess.

5.	“Letter of Credit Obligations” shall mean the aggregate sum of the undrawn amount of any letter(s) of credit issued by Bank upon the application of and/or for the account of Borrower, plus any unpaid reimbursement obligations owing by Borrower to Bank in respect of any such letter(s) of credit.

Cygne Designs, Inc.

By:	/s/ Roy E. Green	By:	/s/ Bennand Manuel
Title:	CFO	Title:	CEO

By:		By:
Title:		Title: